EXHIBIT 24

BEMIS COMPANY, INC.

Power of Attorney
of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation, does hereby make, constitute and appoint JEFFREY H. CURLER, BENJAMIN R. FIELD and SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debentures, notes, shares of Common Stock or other securities of said Company proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of August, 2000.

/s/ JOHN G. BOLLINGER John G. Bollinger

BEMIS COMPANY, INC.

Power of Attorney
of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation, does hereby make, constitute and appoint JEFFREY H. CURLER, BENJAMIN R. FIELD and SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debentures, notes, shares of Common Stock or other securities of said Company proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of August, 2000.

/s/ WILLIAM J. BOLTON William J. Bolton

BEMIS COMPANY, INC.

Power of Attorney
of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation, does hereby make, constitute and appoint JEFFREY H. CURLER, BENJAMIN R. FIELD and SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debentures, notes, shares of Common Stock or other securities of said Company proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of August, 2000.

/s/ WINSLOW H. BUXTON Winslow H. Buxton

BEMIS COMPANY, INC.

Power of Attorney
of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation, does hereby make, constitute and appoint JEFFREY H. CURLER, BENJAMIN R. FIELD and SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debentures, notes, shares of Common Stock or other securities of said Company proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of August, 2000.

/s/ JEFFREY H. CURLER Jeffrey H. Curler

BEMIS COMPANY, INC.

Power of Attorney
of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation, does hereby make, constitute and appoint JEFFREY H. CURLER, BENJAMIN R. FIELD and SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debentures, notes, shares of Common Stock or other securities of said Company proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of August, 2000.

/s/ LORING W. KNOBLAUCH Loring W. Knoblauch

BEMIS COMPANY, INC.

Power of Attorney
of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation, does hereby make, constitute and appoint JEFFREY H. CURLER, BENJAMIN R. FIELD and SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debentures, notes, shares of Common Stock or other securities of said Company proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of August, 2000.

/s/ NANCY P. MCDONALD Nancy P. McDonald

BEMIS COMPANY, INC.

Power of Attorney
of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation, does hereby make, constitute and appoint JEFFREY H. CURLER, BENJAMIN R. FIELD and SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debentures, notes, shares of Common Stock or other securities of said Company proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of August, 2000.

/s/ ROGER D. O'SHAUGHNESSY Roger D. O'Shaughnessy

BEMIS COMPANY, INC.

Power of Attorney
of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation, does hereby make, constitute and appoint JEFFREY H. CURLER, BENJAMIN R. FIELD and SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debentures, notes, shares of Common Stock or other securities of said Company proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of August, 2000.

/s/ EDWARD N. PERRY Edward N. Perry

BEMIS COMPANY, INC.

Power of Attorney
of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation, does hereby make, constitute and appoint JEFFREY H. CURLER, BENJAMIN R. FIELD and SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debentures, notes, shares of Common Stock or other securities of said Company proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of August, 2000.

/s/ JOHN H. ROE John H. Roe

EXHIBIT 24

BEMIS COMPANY, INC.

Power of Attorney
of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation, does hereby make, constitute and appoint JEFFREY H. CURLER, BENJAMIN R. FIELD and SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debentures, notes, shares of Common Stock or other securities of said Company proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of August, 2000.

/s/ BENJAMIN R. FIELD, III Benjamin R. Field, III

EXHIBIT 24

BEMIS COMPANY, INC.

Power of Attorney
of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation, does hereby make, constitute and appoint JEFFREY H. CURLER, BENJAMIN R. FIELD and SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debentures, notes, shares of Common Stock or other securities of said Company proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of August, 2000.

/s/ GENE C. WULF Gene C. Wulf